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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 1, 1997

                                METROCALL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                             0-21924                                      54-1215634
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(State or other jurisdiction          (Commission File Number)                           (IRS Employer
of incorporation)                                                                     Identification No.)
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               6677 Richmond Highway, Alexandria, Virginia 22306
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                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (703) 660-6677

                                 Not Applicable
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         (Former Name or former address, if changed since last report)
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ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS

Page America Group, Inc.

         On July 1, 1997, Metrocall, Inc. ("Metrocall" or the "Company") completed a transaction in which the Company acquired substantially all of the assets of Page America Group, Inc. and subsidiaries ("Page America") for total consideration of approximately $63.2 million, consisting of $25.0 million in cash, 1,500 shares of Series B Junior Convertible Preferred Stock of Metrocall having a value upon liquidation of $15,000,000, 3,997,458 shares of Metrocall common stock, assumed liabilities of approximately $3.1 million and related fees and expenses. The cash portion of the purchase price was funded by borrowings under the Company's existing credit facility. 832,250 shares of Metrocall common stock included in the purchase price were placed in escrow to satisfy any claims by Metrocall for indemnification under the Asset Purchase
Agreement.

         The acquisition of Page America added approximately 200,000 subscribers to Metrocall's customer base. These customers and the related system infrastructure are located throughout the New York and Chicago metropolitan areas. The transaction will be accounted for as a purchase for financial reporting purposes.

         The primary assets acquired from Page America include transmission equipment, subscriber paging units and licenses issued by the Federal
Communications Commission, and will be used by the Company in its paging business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

Exhibits                                           Description
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
2.1              Press Release dated July 1, 1997
2.2              Amended and Restated Asset Purchase Agreement by and among Page America and Metrocall dated as of January 30, 1997.
                 (a)
2.3              Amendment to Asset Purchase Agreement by and among Page America and Metrocall dated March 28, 1997.(b)
4.1              Form of Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other
                 Rights of Metrocall, Inc. Series B Junior Convertible Preferred Stock.(c)
4.2              Registration Rights Agreement dated July 1, 1997 by and among Metrocall and Page America.*
4.3              Registration Rights Agreement dated July 1, 1997 by and among Metrocall and Page America.*
4.4              Indemnity Escrow Agreement dated July 1, 1997 by and among Page America and Metrocall.*
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*   Exhibit filed herewith.

(a) Incorporated by reference to Metrocall's Registration Statement on Form S-4, as amended (File No. 333-21231), filed with the Commission on February 5, 1997.
(b) Incorporated by reference to Metrocall's Registration Statement, Amendment
    No. 2, on Form S-4 (File No. 333-21231), filed with the Commission on
    May 1, 1997.
(c) Incorporated by reference to Metrocall's Registration Statement, Amendment
    No. 1, on Form S-4 (File No. 333-21231), filed with the Commission on
    April 15, 1997.


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                                                              SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                           METROCALL, INC.



                                           /s/   Vincent D. Kelly
                                           ----------------------------
                                           Vincent D. Kelly
                                           Chief Financial Officer, Treasurer
                                           and Executive Vice President

Date:  July 15, 1997





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                                 EXHIBIT INDEX


Exhibits                                           Description
--------                                           -----------
2.1              Press Release dated July 1, 1997
2.2              Amended and Restated Asset Purchase Agreement by and among Page America and Metrocall dated as of January 30, 1997.
                 (a)
2.3              Amendment to Asset Purchase Agreement by and among Page America and Metrocall dated March 28, 1997.(b)
4.1              Form of Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other
                 Rights of Metrocall, Inc. Series B Junior Convertible Preferred Stock.(c)
4.2              Registration Rights Agreement dated July 1, 1997 by and among Metrocall and Page America.*
4.3              Registration Rights Agreement dated July 1, 1997 by and among Metrocall and Page America.*
4.4              Indemnity Escrow Agreement dated July 1, 1997 by and among Page America and Metrocall.*

*   Exhibit filed herewith.

(a) Incorporated by reference to Metrocall's Registration Statement on Form S-4, as amended (File No. 333-21231), filed with the Commission on February 5, 1997.
(b) Incorporated by reference to Metrocall's Registration Statement, Amendment No. 2, on Form S-4 (File No. 333-21231), filed with the Commission on
    May 1, 1997.
(c) Incorporated by reference to Metrocall's Registration Statement, Amendment No. 1, on Form S-4 (File No. 333-21231), filed with the Commission on
    April 15, 1997.





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